SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                For Registration of Certain Classes of Securities
                     Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                         ResortQuest International, Inc.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                                           52-2055247
     --------------------                                  --------------
(State of incorporation or                                 I.R.S. Employer
 organization                                              Identification No.)

1355-B Lynnfield Road
Suite 245
Memphis, Tennessee                                              38119
------------------------                                      ----------
(Address of principal                                         (Zip Code)
 executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                      Name of each exchange on which
         to be so registered                      each class is to be registered
         -----------------------                  ------------------------------
         Common Stock, par value                  New York Stock Exchange
         $.01 per share

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.                         [X]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.                         [  ]



Securities  Act  registration  statement file number to which this Form relates:
333- 47867
----------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
                                 ---------------
                                (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered.

     The description of the Registrant's Common Stock, par value $.01 per share (the "Common Stock"), is incorporated herein by reference to Amendment No.3 to the Registration Statement on Form S-1 as filed with the Securities and Exchange Commission on May 12, 1998.

Item 2.   Exhibits.

                  a. The form of certificate for the Registrant's Common Stock is incorporated herein by reference to Exhibit
                           4.1 to Amendment No. 1 to the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on April 27, 1998.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            RESORTQUEST INTERNATIONAL, INC.

Date: May 12, 1998
                                            By: /s/ Elan J. Blutinger
                                            -------------------------
                                                    Elan J. Blutinger
                                                    President

                                  EXHIBIT INDEX
                               -------------------


EXHIBIT
NUMBER                              DESCRIPTION
--------                           ----------------

     *1        Description of the Registrant's Common Stock to be registered.

    **2        Form of Certificate for the Registrant's Common Stock.

--------------

  * Incorporated herein by reference to Amendment No. 3 to the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on May 12, 1998.

* * Incorporated herein by reference to Amendment No. 1 to the Registrant's Registration Statement on Form S-1 under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on April 27, 1998.